Exhibit 99.1

CONFIDENTIAL

ENVESTNET, LEADING WEALTH TECHNOLOGY PLATFORM, ANNOUNCES $4.5
BILLION TAKE-PRIVATE TRANSACTION WITH BAIN CAPITAL

BERWYN, Pa. – July 11, 2024 – Envestnet, Inc. (NYSE: ENV) (“the Company” or “Envestnet”), a leading provider of integrated technology, intelligent data and wealth solutions, today announced that it has entered into a definitive agreement to be acquired by Bain Capital in a transaction valuing the Company at $4.5 billion ($63.15 per share). Reverence Capital also agreed to participate in the transaction. Strategic partners BlackRock, Fidelity Investments, Franklin Templeton, and State Street Global Advisors have committed to invest in the proposed transaction, and upon its completion they will hold minority positions in the private company.

Envestnet manages over $6 trillion in assets, oversees nearly 20 million accounts, and enables more than 109,000 financial advisors to better meet client financial goals with one of the most comprehensive, integrated platforms delivered at scale in a unified, engaging digital experience. The Company has had great success enhancing the advisor and investor experience, and currently supports over 800 asset managers on its Wealth Management Platform. Envestnet was recently recognized by the 2024 T3/Inside Information Advisor Software Survey as a leader in Financial Planning, Portfolio Management, TAMP and Billing Solutions -- reinforcing the strength, depth and breadth of its industry-leading Wealth Management Platform and commitment to supporting advisor growth and productivity through its deeply connected ecosystem.

“The Board and its advisors conducted a process to maximize value for shareholders,” said Jim Fox, Board Chair and Interim CEO of Envestnet. “I’m proud of what Envestnet has achieved over the years in becoming the leading wealth management platform in the industry.”

“Through its deeply connected ecosystem and innovative technology and data capabilities, Envestnet has built an industry-leading platform that the largest wealth management firms, RIAs and broker-dealers rely on to power their businesses,” said Phil Loughlin, a Partner at Bain Capital. “We look forward to working with Envestnet’s talented and experienced leadership team and supporting their growth strategy through organic and inorganic initiatives, making further investments in its differentiated product offering, and delivering enhanced value to customers and partners,” added Marvin Larbi-Yeboa, a Partner at Bain Capital.

“Given Envestnet’s scale and competitive advantages in an industry that benefits from strong fundamental tailwinds, we believe the Company is strategically positioned to achieve its next phase of growth,” said Milton Berlinski, Co-Founder and Managing Partner at Reverence Capital Partners.

“This is a validation of Envestnet’s proven ability to operate at market-leading scale - serving more assets, accounts, and advisors and effectively connecting our company and our technology,” said Tom Sipp, EVP Business Lines of Envestnet. “This is an exciting new chapter for Envestnet, our clients, our partners and our employees. Together with Bain Capital, we are committed to investing in our platform making it more customized, connected, and intelligent. As a private company, we can accelerate our ability to further elevate our market-leading platform with greater functionality and an even broader solution set that enables advisors to better serve clients at all stages of their financial life.”

“This is a great outcome for Envestnet’s clients and employees, and one that maintains its entrepreneurial spirit,” said Bill Crager, Co-founder of Envestnet. “Envestnet is exceptionally well positioned to continue to build a gateway to the future of financial advice. I couldn’t be more excited about the company going forward, its continued success and ability to serve more advisors – enabling them to deliver more holistic financial advice.”

Transaction Details

Under the terms of the agreement, which has been unanimously approved by the Envestnet Board of Directors, Envestnet shareholders will receive $63.15 in cash for each share of common stock they own. The transaction is expected to close in the fourth quarter of 2024, subject to the satisfaction of customary closing conditions, including receipt of approval by Envestnet’s shareholders and required regulatory approvals. Upon completion of the transaction, Envestnet’s common stock will no longer be publicly listed, and Envestnet will become a privately held company.

Advisors

Morgan Stanley & Co. LLC is acting as exclusive financial advisor, and Paul, Weiss, Rifkind, Wharton & Garrison LLP is acting as legal counsel to Envestnet.

J.P. Morgan Securities LLC is acting as lead financial advisor, and Ropes & Gray LLP is acting as legal counsel to Bain Capital.

RBC Capital Markets, BMO Capital Markets, Barclays, and Goldman, Sachs & Co. LLC provided committed debt financing for the transaction and financial advisory services to Bain Capital. Funds managed by Ares Management, funds managed by Blue Owl Capital and Benefit Street Partners also provided committed debt financing for the transaction.

About Envestnet

Envestnet is helping to lead the growth of wealth managers and transforming the way financial advice is delivered through its ecosystem of connected technology, advanced insights, and comprehensive solutions – backed by industry-leading service and support. Serving the wealth management industry for 25 years with more than $6 trillion in platform assets—more than 109,000 advisors, 17 of the 20 largest U.S. banks, 48 of the 50 largest wealth management and brokerage firms, more than 500 of the largest RIAs -- thousands of companies, depend on Envestnet technology and services to help drive business growth and productivity, and better outcomes for their clients. Data as of 3/31/24.

Envestnet refers to the family of operating subsidiaries of the public holding company, Envestnet, Inc. (NYSE: ENV). For a deeper dive into how Envestnet is shaping the future of financial advice, visit www.envestnet.com. Stay connected with us for the latest updates and insights on LinkedIn and X (@ENVintel).

About Bain Capital

Bain Capital, LP is one of the world’s leading private multi-asset alternative investment firms that creates lasting impact for our investors, teams, businesses, and the communities in which we live. Since our founding in 1984, we’ve applied our insight and experience to organically expand into numerous asset classes including private equity, credit, public equity, venture capital, real estate, life sciences, insurance, and other strategic areas of focus. The firm has offices on four continents, more than 1,750 employees and approximately $185 billion in assets under management. To learn more, visit www.baincapital.com.

About Reverence Capital Partners

Reverence Capital Partners is a private investment firm focused on three complementary strategies: (i) Financial Services-Focused Private Equity, (ii) Opportunistic, Structured Credit, and (iii) Real Estate Solutions. Today, Reverence manages in excess of $10 billion in AUM. Reverence focuses on thematic investing in leading global Financial Services businesses. The firm was founded in 2013, by Milton Berlinski, Peter Aberg and Alex Chulack, after distinguished careers advising and investing in a broad array of financial services businesses. The Partners collectively bring over 100 years of advisory and investing experience across a wide range of Financial Services sectors.

Forward-Looking Statements

This press release contains, and the Company’s other filings and press releases may contain forward-looking statements. All statements other than statements of historical fact are forward-looking statements. Forward-looking statements give the Company’s current expectations relating to the Company’s financial condition, results of operations, plans, objectives, future performance and business including, without limitation, statements regarding the transaction and related transactions, the expected closing of the transaction and the timing thereof, and as to the financing commitments. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “anticipate,” “estimate,” “expect,” “project,” “plan,” “intend,” “believe,” “may,” “will,” “should,” “can have,” “likely” and other words and terms of similar meaning. These forward-looking statements are based on management’s beliefs, as well as assumptions made by, and information currently available to, the Company.

Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected and are subject to a number of known and unknown risks and uncertainties, including: (i) the risk that the transaction may not be completed on the anticipated terms in a timely manner or at all, which may adversely affect the Company’s business and the price of Envestnet’s common stock; (ii) the failure to satisfy any of the conditions to the consummation of the transaction, including the receipt of certain regulatory approvals and the approval of the Company’s stockholders; (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the agreement, including in circumstances requiring the Company to pay a termination fee; (iv) the effect of the announcement or pendency of the transaction on the Company’s business relationships, operating results and business generally; (v) risks that the transaction disrupts the Company’s current plans and operations (including the ability of certain customers to terminate or amend contracts upon a change of control); (vi) the Company’s ability to retain, hire and integrate skilled personnel including the Company’s senior management team and maintain relationships with key business partners and customers, and others with whom it does business, in light of the transaction; (vii) risks related to diverting management’s attention from the Company’s ongoing business operations; (viii) unexpected costs, charges or expenses resulting from the transaction; (ix) the ability to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the transaction; (x) potential litigation relating to the transaction that could be instituted against the parties to the agreement or their respective directors, managers or officers, the effects of any outcomes related thereto; (xi) the impact of adverse general and industry-specific economic and market conditions; (xii) certain restrictions during the pendency of the transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xiii) uncertainty as to timing of completion of the transaction; (xv) risks that the benefits of the transaction are not realized when and as expected; (xvi) legislative, regulatory and economic developments; (xvii) those risk and uncertainties set forth under the headings “Forward Looking Statements” and “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 filed with the Securities and Exchange Commission (the “SEC”), as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by the Company with the SEC from time to time, which are available via the SEC’s website at www.sec.gov; and (xviii) those risks that will be described in the proxy statement that will be filed with the SEC and available from the sources indicated below.

The Company cautions you that the important factors referenced above may not contain all the factors that are important to you. These risks, as well as other risks associated with the transaction, will be more fully discussed in the proxy statement that will be filed with the SEC in connection with the transaction. There can be no assurance that the transaction will be completed, or if it is completed, that it will close within the anticipated time period. These factors should not be construed as exhaustive and should be read in conjunction with the other forward-looking statements. The forward-looking statements included in this press release are made only as of the date hereof. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by law. If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, our actual results may vary materially from what we may have expressed or implied by these forward-looking statements. We caution that you should not place significant weight on any of our forward-looking statements. You should specifically consider the factors identified in this communication that could cause actual results to differ. Furthermore, new risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect the Company.

Additional Information and Where to Find It

This communication is being made in connection with the transaction. In connection with the transaction, the Company plans to file a proxy statement and certain other documents regarding the transaction with the SEC. The definitive proxy statement (if and when available) will be mailed to shareholders of the Company. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT THAT WILL BE FILED WITH THE SEC (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. Shareholders will be able to obtain, free of charge, copies of such documents filed by the Company when filed with the SEC in connection with the transaction at the SEC’s website (http://www.sec.gov). In addition, the Company’s shareholders will be able to obtain, free of charge, copies of such documents filed by the Company at the Company’s website (https://investor.envestnet.com/). Alternatively, these documents, when available, can be obtained free of charge from the Company upon written request to the Company at 1000 Chesterbrook Boulevard, Suite 250, Berwyn, Pennsylvania, 19312.

Participants in Solicitation

The Company, its respective directors and certain of its executive officers may be deemed to be “participants” (as defined under Section 14(a) of the Securities Exchange Act of 1934) in the solicitation of proxies from shareholders of the Company with respect to the potential transaction. Information about the identity of Company’s directors is set forth in the Company’s proxy statement on Schedule 14A filed with the SEC on April 5, 2024 (the “2024 Proxy”) (and available here). Information about the compensation of Company’s directors is set forth in the section entitled “Director Compensation” starting on page 23 of the 2024 Proxy (and available here) and information about the compensation of the Company’s executive officers is set forth in the section entitled “Executive Compensation|” staring on page 32 of the 2024 Proxy (and available here). Transactions with related persons (as defined in Item 404 of Regulation S-K promulgated under the Securities Act of 1933) are disclosed in the section entitled “Related Party Transactions” starting on page 20 of the 2024 Proxy (and available here). Information about the beneficial ownership of Company securities by Company’s directors and named executive officers is set forth in the section entitled “Security Ownership of Management” on page 84 of the 2024 Proxy (and available here) and in the section entitled “Security Ownership of Certain Beneficial Owners” starting on page 85 of the 2024 Proxy (and available here).

Additional information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be included in the definitive proxy statement relating to the transaction when it is filed with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov and the Company’s website at https://investor.envestnet.com/.

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Contacts:

For Envestnet:

Investor Contact:

investor.relations@envestnet.com

(312) 827-3940

Media Contact:

Eric Jones

media@envestnet.com

For Bain Capital:

Scott Lessne/Charlyn Lusk

slessne@stantonprm.com/clusk@stantonprm.com

646-502-3569/646-502-3549

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